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                                                                    Exhibit 10.1

                                                                  EXECUTION COPY

                       MASTER AIRCRAFT PURCHASE AGREEMENT

                             dated as of May 5, 1999

                                      among

                      GENERAL ELECTRIC CAPITAL CORPORATION

                                       and
                   THE OTHER SELLERS LISTED ON ANNEX A HERETO

                                       and

                             AIRCRAFT FINANCE TRUST

                                       and

                                 AFT TRUST-SUB I
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1.    INTERPRETATION.........................................................1

2.    SALE AND PURCHASE......................................................9

3.    DELIVERY AND ACCEPTANCE................................................9

4.    SUBSTITUTE AND UNDELIVERED AIRCRAFT...................................11

5.    PAYMENTS..............................................................13

6.    CONDITIONS PRECEDENT - SELLER.........................................16

7.    CONDITIONS PRECEDENT - PURCHASER......................................18

8.    REPRESENTATIONS AND WARRANTIES OF GECC AND EACH OTHER SELLER..........22

9.    REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.......................26

10.   INDEMNITY.............................................................28

11.   TAXES.................................................................29

12.   WARRANTIES AND DISCLAIMERS............................................30

13.   ASSIGNMENT............................................................31

14.   MISCELLANEOUS.........................................................31

15.   SUBROGATION...........................................................34
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                              LIST OF ATTACHMENTS:

ANNEX A           -     Sellers

EXHIBIT A         -     Form of Bill of Sale

EXHIBIT B         -     Form of Acknowledgement of Delivery

EXHIBIT C         -     Form of Guaranty

SCHEDULE 1        -     Aircraft Information

SCHEDULE 2        -     Documents and Conditions - Delivery

SCHEDULE 3        -     Documents and Conditions - Post-Delivery

SCHEDULE 4        -     State of Incorporation


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THIS MASTER AIRCRAFT PURCHASE AGREEMENT (this "Agreement") is dated as of May 5,
1999 among: (i) GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation;
(ii) THE OTHER SELLERS LISTED ON ANNEX A HERETO; (iii) AIRCRAFT FINANCE TRUST, a Delaware business trust; and (iv) AFT TRUST-SUB I, a Delaware business trust.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.    INTERPRETATION

1.1 For all purposes of this Agreement, the following terms shall have the following meanings:

      "Acknowledgement of Delivery" means, for any Aircraft title to which passes as a result of being physically delivered pursuant to the terms and conditions of this Agreement, an executed acknowledgement of delivery from the Purchaser thereof to the Seller thereof substantially in the form of Exhibit B.

      "Affiliate" means a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified; provided, however, that AFT and its Subsidiaries, on the one part, and GECC and its Subsidiaries, on the other part, shall not be considered to be Affiliates of each other.

      "AFT" means Aircraft Finance Trust, a Delaware statutory business trust.

      "AFT Sub I" means AFT Trust-Sub I, a Delaware statutory business trust.

      "Agreed Form" means, when used in relation to any draft certificate, document, agreement or opinion referred to in this Agreement, (a) substantially in the form agreed between GECC and AFT on or before the Initial Closing Date with such changes thereto as may subsequently be agreed between GECC and AFT and (b) in the case of any opinion, such form as each of the Rating Agencies shall approve.

      "Air Authority" means each Person who is vested with the control and supervision of, or has jurisdiction over, the registration, airworthiness and operation of aircraft and other matters relating to civil aviation in the State of Registration of the relevant Aircraft.

      "Aircraft" means each aircraft described in Schedule 1 or, where any such aircraft has become a Remaining Aircraft pursuant to Section 4.1(a), and unless the context otherwise requires, any Substitute Aircraft designated in lieu thereof pursuant to Sections 4.1(b) and (c) and described in the applicable Substitute Aircraft Supplement, together with the Engines, and includes where the context admits, a separate reference to the Engines, Parts and Aircraft Documents.
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      "Air Madagascar Aircraft" means the Boeing 767-300ER Aircraft (MSN 25403)
      subject to the Lease (the "Air Madagascar Lease") dated October 2, 1998 between Polaris Aircraft (Pacific Coast), Inc. and Air Madagascar listed in Schedule 1 hereto.

      "Aircraft Documents" means, for any Aircraft, all records, logs, technical data, manuals and other documents defined as "Aircraft Documents" under the relevant Lease therefor, title to which is vested in the Seller thereof at Delivery.

      "Aircraft No." means, for any Aircraft, the reference number assigned to such Aircraft in Schedule 1 or the Substitute Aircraft Supplement, as applicable.

      "Aircraft Purchase Price" means on any date, in respect of any Aircraft, 90.43156003256% of the Initial Appraised Value of such Aircraft.

      "Aircraft Value" means, in respect of any Aircraft, the product of (i) the Aircraft Purchase Price of such Aircraft and (ii) the Depreciation Factor for such Aircraft as of the Delivery Date for such Aircraft.

      "Appraised Value" means, for any Aircraft, the average of the three most recent "Base Value" appraisals for such Aircraft, as obtained by GECC from the Appraisers.

      "Appraisers" means Aircraft Information Services, Inc., BK Associates, Inc. and Morten Beyer & Agnew, Inc. or such other appraisers reasonably acceptable to AFT.

      "Assigned Lease" means, for any Lease the subject of an Assignment of Lease, such Lease as assigned to the relevant Purchaser or an Affiliate of such Purchaser ("New Lessor"), and as amended by the applicable Assignment of Lease.

      "Assignment of Lease" means, for any Aircraft, a lease assignment and assumption agreement in the Agreed Form between the Purchaser thereof and the Seller thereof to be entered into between such Seller or an Affiliate of such Seller ("Existing Lessor"), such Purchaser and/or New Lessor and the relevant Lessee, under which the relevant Lease will be assigned, assumed and amended so that such Purchaser or New Lessor (as appropriate) will be substituted as lessor of such Aircraft in place of Existing Lessor.

      "Assignment of Warranties" means, for any Aircraft, an assignment in the Agreed Form and consented to by the Manufacturer, of the relevant Seller's right, title and interest in the Manufacturer's warranties in respect of such Aircraft, subject to the interests of the relevant Lessee.

      "Bill of Sale" means, for any Aircraft, an executed bill of sale from the Seller thereof to the Purchaser thereof substantially in the form of Exhibit A and, as necessary, any FAA Bill of Sale executed by the Seller thereof.

      "Collections Account" has the meaning specified in the Indenture.


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      "Delivery" means, for any Aircraft, transfer of title to such Aircraft from the Seller thereof to the Purchaser thereof, in accordance with
      Section 3.4(a) and the other provisions of this Agreement.

      "Delivery Date" means, for any Aircraft, the date on which Delivery therefor occurs in accordance with this Agreement.

      "Delivery Expiry Date" means the date that is 210 days after the Initial Closing Date.

      "Delivery Location" means, for any Aircraft, the location of such Aircraft at the time of Delivery as GECC shall designate, subject to Section 3.

      "Delivery Period" means the period from and including the Initial Closing Date to and including the Delivery Expiry Date.

      "Disclosure Letter" means the First Disclosure Letter or a Supplemental Disclosure Letter.

      "Dollars" and "$" means the lawful currency for the time being of the United States of America.

      "Engine" means, in respect of any Aircraft, each engine for such Aircraft as described in Schedule 1 or the Substitute Aircraft Supplement, as applicable, concerning such Aircraft or, where any such engine has been replaced under the terms of the relevant Lease and title to the replacement engine has passed to the Seller thereof, such replacement engine as described in the relevant Bill of Sale or Acknowledgement of Delivery as the case may be, together with all equipment, parts and accessories belonging to, installed in or appurtenant to such engine and includes, where the context permits, a separate reference to the Aircraft Documents concerning such engine.

      "Event of Loss" means, for any Aircraft, any event defined as such or as "Casualty Occurrence" or "Total Loss" or the like in the relevant Lease.

      "Expense Reimbursement Amount" means the amount so specified in the letter agreement of even date herewith (the "Expense Letter") between GECC and AFT relating to the payment of certain costs and expenses incurred by AFT in connection with the offering of the Notes.

      "FAA Bill of Sale" means, with respect to any Aircraft, a Federal Aviation Administration Bill of Sale (AC Form 8050-2) to be executed by the Seller in favor of the Purchaser, and upon Delivery, filed with the Air Authority of the United States of America.

      "First Disclosure Letter" means a letter from GECC to the Purchaser setting out certain information as at the date hereof.

      "Guaranty" means the Guaranty of GECC in respect of the transactions contemplated hereby in substantially the form of Exhibit C hereto.


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      "GECAS" means GE Capital Aviation Services, Limited, an Irish corporation.

      "GECC" means General Electric Capital Corporation, a New York corporation.

      "GECC Closing Expenses" means the amounts so specified in the Expense Letter.

      "Government Entity" means:

            (1) any national government, political sub-division thereof, or local jurisdiction therein;

            (2) any instrumentality, board, commission, department, division, organ, court, exchange control authority, or agency of any thereof, however constituted; or

            (3) any association, organization, or institution of which any of the above is a member or to whose jurisdiction any thereof is subject or in whose activities any thereof is a participant.

      "Head Lease" means, for any Aircraft, any lease therefor in the Agreed Form between the Purchaser thereof as lessor and an Affiliate of the Purchaser as lessee.

      "Indenture" means the Indenture dated as of the date hereof between AFT, Resource/Phoenix, Inc., in its capacity as the Administrative Agent and Bankers Trust Company.

      "Initial Appraised Value" means, for any Aircraft, the Appraised Value of such Aircraft as set forth in Schedule 1 or the Substitute Aircraft Supplement, as applicable, for such Aircraft.

      "Initial Closing Date" means May 5, 1999.

      "Intercompany Lease" means, individually or collectively as the context indicates, the Intermediate Leases and/or the Head Leases.

      "Intermediate Lease" means, for any Aircraft, a lease therefor in the Agreed Form between an Affiliate of the Purchaser as lessor and another Affiliate of the Purchaser as lessee.

      "Lease" means, for any Aircraft, the aircraft lease agreement (as amended or supplemented by any relevant Lease Document) between the Existing Lessor thereof and the relevant Lessee identified as such in Schedule 1 or the Substitute Aircraft Supplement, as applicable, concerning such Aircraft.

      "Lease Assignment Documents" has the meaning ascribed thereto in the Security Trust Agreement.


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      "Lease Documents" means, for any Aircraft, all agreements identified as such in Schedule 1 or the Substitute Aircraft Supplement, as applicable, concerning such Aircraft, as such may be amended by any Disclosure Letter the contents of which have been agreed to by AFT.

      "Lease Novation" means, for any Aircraft, a lease novation and amendment agreement therefor in the Agreed Form, to be entered into between the Purchaser thereof and/or New Lessor, the Existing Lessor thereof as lessor and the relevant Lessee, under which the relevant Lease will be novated and amended so that such Purchaser or New Lessor (as appropriate) will be substituted as lessor of such Aircraft in place of such Existing Lessor.

      "Lessee" means, for any Aircraft, the lessee of such Aircraft as identified in Schedule 1 or the Substitute Aircraft Supplement, as applicable, and includes where the context permits a separate reference to the lessee under an Intercompany Lease.

      "Lessee Encumbrance" means, for any Aircraft, any Encumbrance which is created by or is attributable to the debts or liabilities of the applicable Lessee or its Affiliates.

      "Lessee Furnished Equipment" means, for any Aircraft, those appliances, parts, accessories, instruments, navigational and communications equipment, furnishings modules, components and other items of equipment installed in or furnished with such Aircraft at Delivery and ownership of which is not required pursuant to the relevant Lease to vest in or be transferred to the lessor or owner of such Aircraft, as the case may be.

      "Losses" has the meaning given to it in Section 10.1.

      "Maintenance Reserves" means, for any Aircraft, any amount defined under the Lease for such Aircraft as a "Maintenance Accrual", "Maintenance Fund" or "Maintenance Reserve" or the like or as "Supplemental Rent" or "Variable Rent" in relation to any and/or all of (as the context may require) airframes, Engines, auxiliary power units and landing gear, in each case being the amounts held by the lessor under such Lease and being all amounts due under such Lease.

      "Manufacturer" means, for any Aircraft, the manufacturer thereof as identified in Schedule 1 or the Substitute Aircraft Supplement, as applicable, and includes where the context admits a separate reference to the manufacturer of each Engine as identified in Schedule 1 or the Substitute Aircraft Supplement, as applicable.

      "Material Default" means, for any Lease:

            (1)   any Event of Default as defined in such Lease; or

            (2) any default (a "Payment Default") in the making of any payment when due and payable under such Lease which shall include, without limitation, defaults that have been cured by either
                  (i) debiting the Security Deposit with respect to such Lease unless such Security Deposit has been


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                  replenished by the applicable Lessee, (ii) restructuring such
                  Lease to eliminate such default and/or (iii) by waiver; or

            (3)   any other default under such Lease known to GECC;

            unless, in any such case (other than a Payment Default under a Varig Lease), such Event of Default, Payment Default or other default has been disclosed to each Rating Agency prior to the Initial Closing Date.

      "Non-Delivered Aircraft Adjustment Amount" means, with respect to any Aircraft to which the payment provisions of Section 4.2 applies, the remainder, which may be a negative number, of (A) all Maintenance Reserves received by or on behalf of the relevant lessor under the Lease of such Aircraft and paid to AFT pursuant to Section 5.3 hereof, minus (B) the amount of maintenance or other expenditures made by or on behalf of AFT for such Aircraft on or after the Initial Closing Date.

      "Novated Lease" means, for any Lease subject to a Lease Novation, such Lease as novated to the Purchaser or New Lessor (as appropriate) of the Aircraft the subject of such Lease, and as amended by the applicable Lease Novation.

      "Operative Documents" means, for any Aircraft, (i) this Agreement, (ii) the Guaranty, (iii) the Bill of Sale or Acknowledgement of Delivery therefor, as applicable, and (iv) either (A) the Lease Novation or (B) the Assignment of Lease therefor.

      "Parts" shall mean any part, component, appliance, accessory, instrument or other item of equipment (other than any of the Engines) installed in or furnished with or attached to any of the Aircraft at Delivery (or part thereof) except Lessee Furnished Equipment.

      "Permitted Encumbrance" means:

            (1)   any Purchaser Encumbrance;

            (2)   the rights conferred by the Lease Documents; and

            (3)   any Lessee Encumbrances.

      "Purchaser" means, for any Aircraft, the purchaser of such Aircraft pursuant to this Agreement, which shall be, for an Aircraft described in
      Schedule 1, AFT Sub I or as designated in writing by AFT at least three Business Days (or such shorter period as may be agreed) prior to Delivery of such Aircraft.

      "Purchaser Encumbrance" means any Encumbrance which is created by or results from debts or liabilities or actions or omissions of any Purchaser or its Affiliates.

      "Purchaser Indemnitees" means AFT, each other Purchaser, the Security Trustee, the Owner Trustee, the Controlling Trustees, the Trustee, the Holders, the Certificateholders and any of their respective successors and assigns, shareholders, subsidiaries, Affiliates, directors, servants, agents and employees.


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      "Remaining Aircraft" has the meaning given to it in Section 4.1(a).

      "Security Deposit" means, for any Aircraft, the amount (whether in the form of cash, a letter of credit, guarantee or otherwise) set forth opposite the term "Security Deposit" in respect of such Aircraft on
      Schedule 1 or the Substitute Aircraft Supplement, as applicable.

      "Seller" means, for any Aircraft, the seller (as specified in Schedule 1) of such Aircraft pursuant to this Agreement as listed on Annex A hereto.

      "Seller Indemnitees" means, for any Aircraft, the Seller thereof (and each party named as an Indemnitee with respect to the Lease of such Aircraft prior to amendment thereof by an Assignment of Lease or Lease Novation, as the case may be), GECC and any of their respective successors and assigns, shareholders, subsidiaries, Affiliates, directors, servants, agents, and employees.

      "State of Registration" means, for any Aircraft, the country identified in
      Schedule 1 or the Substitute Aircraft Supplement, as applicable, concerning such Aircraft.

      "Subsidiary" of any Person means a corporation, company or other entity:
      (i) more than 50% of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50% of whose ownership interest representing the right to make decisions for such other entity is, now or hereafter owned or controlled, directly or indirectly, by such Person, but such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or controls exists.

      "Substitute Aircraft" has the meaning given to it in Section 4.1(b).

      "Substitute Aircraft Adjustment Amount" means, with respect to a Substitute Aircraft and the related Remaining Aircraft, the excess, which may be a negative number, of (A) for such Remaining Aircraft, all rent or other sums received by or on behalf of the relevant lessor under the Lease of such Aircraft and paid to AFT pursuant to Section 5.3 hereof less the amount of maintenance or other expenditures made by or on behalf of AFT for such Aircraft on or after the Initial Closing Date, over (B) for such Substitute Aircraft, all rent or other sums received by or on behalf of the relevant lessor under the Lease of such Aircraft in respect of the same period less the amount of maintenance or other expenditures made by the relevant lessor for such Aircraft on or after the Initial Closing Date.

      "Substitute Aircraft Supplement" means, for any Substitute Aircraft, a supplement to this Agreement in the Agreed Form which, among other things, sets forth such matters as GECC and AFT shall agree apply specifically to such Substitute Aircraft, as provided in Section 4.1(c).

      "Supplemental Disclosure Letter" means, for any Aircraft, a letter from GECC to AFT setting out certain information as of the Delivery Date for such Aircraft.


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      "Taxes" means any and all present and future sales, use, personal property, customs, ad valorem, value added, turnover, stamp, interest equalization, income, gross receipts or other taxes, fees, withholdings, imposts, duties, deductions, levies, or other charges of any nature, together with any penalties, fines, or interest thereon, imposed, levied, or assessed by, or otherwise payable to, any Government Entity.

      "Termination Date" means the earliest to occur of: (i) the first rent payment date under the TWA Lease, (ii) the Delivery Date of a Substitute Aircraft for the Air Madagascar Aircraft, (iii) the date on which the loss proceeds in respect of the Air Madagascar Aircraft shall become payable to AFT in accordance with the terms of this Agreement and (iv) the Delivery Expiry Date.

      "TWA Lease" means that certain Aircraft Lease Agreement dated as of March 31, 1999 between (prior to the novation thereof) Polaris Aircraft (Pacific Coast), Inc, as Lessor and Trans World Airways, Inc. as Lessee, relating to the Air Madagascar Aircraft.

      "Varig Deposit Amount" means, in respect of each Varig Aircraft, $3,375,000.

      "Varig Lease" means either or both of the Leases described in Schedule 1 under which Viacao Aerea Rio-Grandense (Varig, S.A.) is the Lessee of the Aircraft (individually, a "Varig Aircraft" and collectively, the "Varig Aircraft").

1.2 In addition to the terms defined in Section 1.1, and for all purposes of this Agreement, all capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Indenture.

1.3   (a)   In this Agreement, unless the contrary intention is stated, a reference to:

            (i) each of "GECC", any "Seller", "AFT", "AFT Sub I", any "Purchaser" or any other Person includes without prejudice to the provisions of this Agreement any successor in title to it or any permitted assignee;

            (ii) words importing the plural include the singular and vice versa;

            (iii) any document includes that document as amended, novated or supplemented, in each case in accordance with its terms;

            (iv) a law (1) includes any statute, decree, constitution, regulation, order, judgment or directive of any Government Entity; (2) includes any treaty, pact, compact or other agreement to which any Government Entity is a signatory or party; (3) includes any judicial or administrative interpretation or application thereof; and (4) is a reference to that provision as amended, substituted or re-enacted; and

            (v) a Section or a Schedule is a reference to a clause of or a schedule to this Agreement.

      (b) The headings in this Agreement are to be ignored in construing this Agreement.


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2.    SALE AND PURCHASE

2.1 With respect to each Aircraft, each Seller agrees to sell to the Purchaser thereof and each such Purchaser agrees to purchase from the relevant Seller, such Aircraft, including, without limitation, the Aircraft Documents and any applicable Security Deposit, but excluding any Maintenance Reserves paid to such Seller or any of its Affiliates prior to the Initial Closing Date, on and subject to the terms and conditions contained in this Agreement (including, without limitation, the execution of a Lease Novation or Assignment of Lease (as the case may be) in respect of such Aircraft and delivery of the Lease Documents therefor), each in its "AS IS" and "WHERE IS" condition at the relevant Delivery Location, free from any Encumbrances other than Permitted Encumbrances. The parties hereto acknowledge, consent and agree that from and after the Initial Closing Date, each of the Aircraft shall be subject to the Servicing Agreement on the terms and conditions provided therein whether or not such Aircraft shall have been delivered hereunder provided always that (without prejudice to the terms of the Servicing Agreement) from and after the Delivery Expiry Date an Aircraft shall cease to be subject to the Servicing Agreement upon payment by GECC of the amount specified in the first sentence of Section 4.2 in respect of such Aircraft.

3.    DELIVERY AND ACCEPTANCE

3.1 Each of the Sellers and the Purchasers shall use all reasonable efforts to cause Delivery of each of the Aircraft to occur on a date occurring as soon as reasonably practicable after the Initial Closing Date, subject to the other terms and conditions of this Agreement, but in no event later than the Delivery Expiry Date. Delivery of the Aircraft need not take place concurrently or in the order set out in Schedule 1.

3.2 GECC and any other Seller of any Aircraft shall cause the Delivery Location for such Aircraft to be in a jurisdiction:

      (a) where GECC has determined, in its sole discretion, that there are no Taxes (other than income taxes imposed on the Seller thereof) that would be imposed upon such Seller, the Purchaser thereof or the Aircraft as a result of the transfer of title to the applicable Aircraft to such Purchaser, provided that the Seller may (but shall not be obligated to) complete any sale where such Taxes would be imposed on such Seller and, with the prior written consent of the Purchaser thereof, such Seller may (but shall not be obligated to) complete any sale where such Taxes would be imposed on such Purchaser; and

      (b) where the security, if any, contemplated by the applicable Assignment of Lease, Lease Novation or any related Lease Document to be granted to the Purchaser or New Lessor thereof would be effective relative to such Aircraft.

3.3 GECC shall use reasonable efforts to keep AFT advised as to any information of which GECC becomes aware as to the intended whereabouts of each Aircraft on the expected Delivery Date therefor. Each Purchaser shall, subject to the terms and conditions of this Agreement and using reasonable efforts, cooperate with the Seller of each Aircraft (at


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      such Seller's cost) so as to allow the Delivery to occur when such
      Aircraft is at the Delivery Location therefor. In the event that GECC reasonably believes that the jurisdiction of the Delivery Location is a jurisdiction where there may be Taxes imposed upon any Seller Indemnitee or any Purchaser Indemnitee as a result of the transfer of the Seller's interest in the applicable Aircraft to the Purchaser, the Seller may, to the extent a favorable Delivery Location cannot be arranged, elect to treat such Aircraft as a Remaining Aircraft.

3.4   (a)   On the date that any Aircraft is to be delivered pursuant to Section
            3.1, subject to satisfaction of the conditions precedent set out in Sections 6 and 7.1, the Seller thereof shall tender such Aircraft for Delivery. Delivery and acceptance of any Aircraft hereunder shall take place while such Aircraft is located at the Delivery
            Location therefor, by such Seller either (i) subject to Section
            3.4(b), delivering physical possession of such Aircraft to the Purchaser thereof or (ii) executing and delivering to such Purchaser a Bill of Sale. Thereupon, full legal and beneficial title to such Aircraft, free from Encumbrances other than Permitted Encumbrances, shall pass from the Seller thereof to the Purchaser thereof.
            Simultaneously with physical delivery of any Aircraft or delivery to the Purchaser of the Bill of Sale (as the case may be), title to the Aircraft Documents therefor shall pass as provided in the Lease
            Novation or the Assignment of Lease, as applicable, the Lease related thereto shall be novated or assigned (as the case may be) upon the Delivery of such Aircraft. Where Delivery is effected by delivering physical possession of any Aircraft, the Seller thereof shall execute and deliver to the Purchaser thereof an Acknowledgement of Delivery and, at any time after Delivery upon reasonable request of the Purchaser, a confirmatory bill of sale substantially in the form of the Bill of Sale, mutatis mutandis;
            notwithstanding the foregoing, the parties hereto agree that each Seller may refuse any such request of any Purchaser to deliver a confirmatory bill of sale if such delivery would result in the imposition of any Taxes, including without limitation, documentary taxes on such Seller, such Purchaser or the Aircraft.

      (b) Each Seller of an Aircraft agrees that it will elect to deliver such Aircraft to the Purchaser thereof pursuant to Section 3.4(a)(ii) unless Delivery of such Aircraft pursuant to Section 3.4(a)(ii) will result in any documentary Taxes or other Taxes being imposed upon such Seller or Purchaser or the Aircraft and/or the opinion delivered in accordance with Section 7.1(g)(vi) states that delivery pursuant to Section 3.4(a)(ii) is not a valid transfer of title.

3.5 The risk of loss of, or damage to, each Aircraft (other than a Substitute Aircraft) and the Aircraft Documents relating thereto shall pass from the Seller thereof to the Purchaser thereof on the Initial Closing Date (provided that if Delivery of any such Aircraft shall not occur on or before the Delivery Expiry Date such risk of loss or damage with respect to such undelivered Aircraft (and the Aircraft Documents relating thereto) shall return to the Seller thereof), and the risk of loss of, or damage to, each Substitute Aircraft and the Aircraft Documents related thereto shall pass from the Seller thereof to the Purchaser thereof upon physical delivery of the Substitute Aircraft to such Purchaser or upon


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      delivery of the Bill of Sale for such Aircraft to such Purchaser by such
      Seller, as the case may be, pursuant to Section 3.4(a).

3.6 Each Aircraft to be sold hereunder shall be delivered to the Purchaser "AS IS" and "WHERE IS", at the Delivery Location and SUBJECT TO EACH AND EVERY DISCLAIMER OF WARRANTY AND REPRESENTATION AS SET OUT IN SECTION 12 but without limiting any representation, warranty or covenant of GECC or any other Seller expressly set forth herein and/or in the Bill of Sale or Acknowledgement of Delivery (as the case may be) for such Aircraft or any certificate delivered pursuant to this Agreement. Subject to receipt or satisfaction of the conditions precedent referred to in Section 7.1 and the other provisions of this Agreement, each Purchaser of an Aircraft shall unconditionally accept such Aircraft for all purposes hereunder upon tender for Delivery in accordance with Section 3.4 and the other provisions of this Agreement in the condition in which such Aircraft exists on the Delivery Date. Acceptance by any Purchaser of physical delivery of an Aircraft or of the Bill of Sale when such Aircraft is tendered for Delivery by the Seller thereof shall constitute an acknowledgement by such Purchaser for the purposes of this Agreement that such Aircraft is in every respect satisfactory to such Purchaser, provided that the foregoing is not intended nor shall the same be construed as a waiver by such Purchaser of any claim that it may have against GECC or any other Seller for breach of any representation, warranty or covenant expressly contained in this Agreement.

4.    SUBSTITUTE AND UNDELIVERED AIRCRAFT

4.1   (a)   If any Seller is unable to effect Delivery of any Aircraft at any time on or before the date 180 days after the Initial Closing Date for any reason (including, without limitation, the failure of one or more of the conditions set forth in Section 7.1) other than an Event of Loss with respect to such Aircraft, then, in each such case, such Aircraft shall become a "Remaining Aircraft" and the provisions of
            Section 4.1(b) and (c) and Section 4.2 shall apply. If an Event of
            Loss occurs in respect of any Aircraft that has not been delivered prior to the date that is 180 days after the Initial Closing Date, then GECC may (but shall not be obligated to) elect to designate a Substitute Aircraft in lieu thereof, in which case the Aircraft subject to such Event of Loss shall become a "Remaining Aircraft" and the provisions of Section 4.1(b) and (c) and Section 4.2 shall apply.

      (b) If an Aircraft becomes a Remaining Aircraft, then GECC shall promptly inform AFT thereof specifying the reason therefor and shall use reasonable commercial efforts to designate in lieu thereof a substitute aircraft to be delivered on or before the Delivery Expiry Date that (i) is subject to an operating lease contract containing the Core Lease Provisions, (ii) will not result in the weighted average age of all Aircraft computed as of the Initial Closing Date to exceed 4.7 years (determined on the basis of the Appraised Value of each of the Aircraft including the Substitute Aircraft), (iii) is of the same type as such undelivered Remaining Aircraft, (iv) does not result in a Concentration Default under the Indenture, and (v) in respect of which GECC shall have obtained a Rating Agency Confirmation with respect to the substitution of such Remaining Aircraft (each, a "Substitute Aircraft").

      (c) Upon the Delivery of a Substitute Aircraft, the Remaining Aircraft which was replaced by such Substitute Aircraft shall cease to be subject to this Agreement and all rights and obligations of the parties hereunder concerning such Remaining Aircraft shall cease, and such Substitute Aircraft shall become and thereafter be subject to the terms and conditions of this Agreement to the same extent as such Remaining Aircraft, except as to any matters (other than the matters referred to in Section 4.1(b)) which may be agreed as to such Substitute Aircraft, which shall be set forth in a Substitute Aircraft Supplement, except that the substitution of any Aircraft shall not effect GECC's obligations under Section 4.2 (provided always that, for the avoidance of doubt, until a Substitute Aircraft is so delivered for a Remaining Aircraft, such Remaining Aircraft shall continue to be subject to this Agreement). On the Delivery Date of a Substitute Aircraft, GECC shall pay or cause the Seller thereof to pay to the Purchaser thereof, an amount, or, if such amount is a negative number, AFT shall pay or cause the Purchaser thereof to pay to GECC, an amount equal to the difference between
            (a) the Aircraft Value of the Remaining Aircraft and (b) the sum of
            (1) the Aircraft Value of such Substitute Aircraft (which for purposes of this clause (c) shall be deemed not to exceed the Aircraft Value of the related Remaining Aircraft) and (2) the Substitute Aircraft Adjustment Amount. AFT shall promptly thereafter repay to GECC the amount of the cash Security Deposits, if any, AFT then holds for such Remaining Aircraft together with, in the case of a Varig Aircraft, the then unused amount of the related Varig Deposit Amount, if any, then held by AFT and GECC shall promptly pay to AFT the amount of the cash Security Deposits, if any, GECC or the Existing Lessor then holds for such Substitute Aircraft.

      (d) If an Aircraft shall have suffered an Event of Loss and no Substitute Aircraft shall have been designated therefor as provided above, then the Seller shall have no obligation to deliver and the Purchaser shall have no obligation to accept delivery of such Aircraft hereunder.

4.2 If any Aircraft shall not have been delivered on or prior to the Delivery Expiry Date for any reason, and provided no Substitute Aircraft shall have been delivered in substitution therefor on or prior to the Delivery Expiry Date, then (unless such Aircraft shall have suffered an Event of Loss in respect of which GECC shall be obligated to account to the Purchaser for any and all loss proceeds received in respect thereof in accordance with the provisions of Section 5.3 hereof) on such date GECC irrevocably and unconditionally agrees to pay, or cause the Seller thereof to pay, to AFT an amount equal to the Aircraft Value of such Aircraft minus the Non-Delivered Aircraft Adjustment Amount. In addition, AFT shall promptly thereafter repay to GECC the amount of the cash Security Deposits, if any, AFT then holds for such Aircraft together with, in the case of a Varig Aircraft, the then unused amount of the related Varig Deposit Amount, if any, then held by AFT. If on the Delivery Expiry Date the Lessee of any such Aircraft (other than a Varig Aircraft) is then in default in the payment of basic rent under its Lease of such Aircraft in respect of the period prior to the Delivery Expiry Date, GECC agrees to pay to

      AFT, promptly following GECC's (or the Existing Lessor's) receipt thereof, the amount of any such basic rent thereafter received by or on behalf of the Lessor of such Aircraft in respect of the period from and including the fourth day prior to the Initial Closing Date to but excluding the Delivery Expiry Date.

4.3 Save as otherwise expressly provided in Sections 4.1 and 4.2, if Delivery of an Aircraft under this Agreement is delayed or does not occur for any reason outside the control of the Seller of such Aircraft, including by reason of the lack of cooperation of any Lessee or other person (other than such Seller or any of its Affiliates), neither GECC nor any Seller thereof will be responsible for any damages, losses, including loss of profit, costs, expenses, liabilities, demands, payments, claims or action arising from or in connection with the delay or failure suffered or incurred by the Purchaser.

5.    PAYMENTS

5.1 On the Initial Closing Date, and upon the issuance of the Initial Securities, AFT shall pay for the account of the Purchaser of each Aircraft to GECC for the account of the Seller thereof the Aircraft Purchase Price for such Aircraft less the Expense Reimbursement Amount subject only to the receipt by AFT of each of the following:

      (a) the Varig Deposit Amount for each Varig Aircraft for credit to the applicable Varig Reserve Account under the Indenture;

      (b) the rents referred to in Section 5.2 hereof together with a statement addressed to AFT identifying the same;

      (c)   the Security Deposits referred to in Section 5.4 hereof;

      (d)   the Guaranty duly executed and delivered by GECC;

      (e) an opinion of independent and in-house counsel as applicable to GECC as applicable in the Agreed Form as to the due execution and delivery of the Guaranty and as to such other matters relating thereto as AFT may reasonably request;

      (f) a certification in the Agreed Form from a duly authorized officer of GECC to the effect that the representations and warranties of GECC set forth herein are true and correct as of the Initial Closing Date;

      (g) a copy, certified by a duly authorized officer of GECC to be a true, complete and up-to-date, of the articles of incorporation and by-laws of GECC; and

      (h) a copy, certified by a duly authorized officer of GECC to be a true, complete and up-to-date, of the resolutions of the Board of Directors (or duly authorized committee thereof) of GECC, (i) approving the transactions contemplated by this Agreement and the Guaranty and the other Operative Documents to which GECC is a party, and (ii) authorizing a Person or Persons to sign and deliver on behalf of GECC, this Agreement, the Guaranty and the other Operative Documents to which GECC is a party and any notices or other documents to be given pursuant hereto or thereto.

      Concurrently with the payment of the Aircraft Purchase Price to GECC, GECC shall pay to the Persons entitled thereto the GECC Closing Expenses due under the Expense Letter on the Initial Closing Date and thereafter shall pay the other fees and expenses specified in the Expense Letter.

5.2 If, on or before the Initial Closing Date (and, for the avoidance of doubt, irrespective of whether or not the Delivery Date for any Aircraft shall have occurred), GECC, any Seller or any Existing Lessor shall have received from any Lessee any rent (which for avoidance of doubt shall not include any Maintenance Reserves) under any Lease in respect of the period subsequent to the date four Business Days prior to the Initial Closing Date, then on the Initial Closing Date GECC shall pay or cause the Seller of the Aircraft subject to such Lease to pay to AFT (for account of the Purchaser thereof) an amount equal to the portion of any rent received by or on behalf of such Seller or Existing Lessor, as applicable which relates to the period subsequent to the date four Business Days before the Initial Closing Date.

5.3 From and after the Initial Closing Date and to and including the earlier to occur of the Delivery Expiry Date and the Delivery Date for any Aircraft (if other than the Initial Closing Date), GECC shall collect, or cause to be collected, on behalf of the relevant Purchaser any and all rent or other sums paid by the Lessees under the Leases and shall cause any and all such sums received by or on behalf of the relevant Existing Lessor under the related Lease in respect of any period from and after the Initial Closing Date, and with respect to amounts received in payment of rent under such Lease, in respect of any period from and after the date four Business Days before the Initial Closing Date, in each instance, to be paid to AFT (for account of the relevant Purchaser) within two Business Days of receipt thereof and each such payment to be accompanied by a statement identifying the Lease under which such payment was received and the nature of the payment whether constituting basic rent, Maintenance Reserves, loss proceeds or otherwise (it being acknowledged and agreed that to the extent the Security Deposit referred to in Schedule I hereto in respect of the TWA Lease is paid on the Initial Closing Date as provided in Section 5.1(c), no further Security Deposit payment need be made by any Seller in respect of such Lease). Notwithstanding the foregoing, if an Aircraft suffers an Event of Loss prior to its Delivery and a Substitute Aircraft shall have been designated therefor in accordance with the provisions of Section 4 hereof, neither GECC nor the Seller shall be obligated to pay to the Purchaser thereof any loss proceeds received in respect thereof and in respect of any Aircraft which suffers an Event of Loss after the Initial Closing Date but prior to the Delivery Expiry Date and in respect of which no Substitute Aircraft has been designated pursuant to the terms of this Agreement, GECC shall collect on behalf of the relevant Purchaser any and all insurance proceeds paid in respect of such Aircraft, and upon the receipt thereof, pay the same to AFT (net of any amount required to be paid by the relevant Lessee). Further, from and after the date of the termination of the Air Madagascar Lease (other than by reason of the occurrence of an event of loss or an event of default thereunder) to, but not including, the Termination Date, GECC agrees to pay to AFT on each Madagascar Payment Date (including, without limitation, the Termination Date) occurring after the date of termination of the Air Madagascar Lease an amount equal to $618,500 (pro rated on a daily basis for any period of less than 30 calendar days) (such amounts being "Madagascar Rent"). For the purposes of this Section 5.3 a "Madagascar Payment Date" is the earliest of 30 calendar days after the Initial Closing Date and the Termination Date provided always that each subsequent Madagascar Payment Date shall be the earlier of the date falling 30 calendar days after the previous Madagascar Payment Date and the Termination Date and provided further that no further payment of Madagascar Rent shall be payable in respect of any period after the Termination Date. In addition, GECC agrees to pay (without any right to re-imbursement from AFT) the costs and expenses required to put the Air Madagascar Aircraft in the delivery condition required by the TWA Lease.

5.4 On the Initial Closing Date, GECC shall cause an amount equal to the Security Deposit held by or on behalf of each Existing Lessor in cash (if any) for each Aircraft to be paid and delivered by the Seller thereof to AFT (for account of the Purchaser thereof).

5.5 All amounts payable under this Agreement will be made for value on the due date in Dollars in immediately available funds (and to the extent not expressly provided herein) to such account as (in the case of any payment due to GECC or any Seller) GECC or as (in the case of any payment due to AFT or any Purchaser) AFT may notify AFT or GECC, as the case may be, from time to time (upon three Business Days' prior written notice). In furtherance of the foregoing, each Purchaser hereby instructs GECC and each Seller to make each payment due to AFT or any other Purchaser hereunder to the Collection Account with advice of credit to the Administrative Agent and in sufficient detail to enable the Administrative Agent to determine the Lease under or in respect of which such payment is being made and the nature thereof.

5.6 If the party making payment (the "Paying Party") fails to pay any amount payable under this Agreement on the due date, the Paying Party will pay on demand from time to time to the other party (the "Receiving Party") interest (both before and after judgment) on that amount, from the due date to the date of payment in full by the Paying Party to the Receiving Party, at the rate of LIBOR. All such interest will be compounded monthly and calculated on the basis of the actual number of days elapsed and a 360 day year.

5.7   Each Purchaser and AFT irrevocably and unconditionally:

      (i) guarantees, as a primary obligation, to each Seller and GECC the due and punctual payment to such Seller or GECC, as the case may be, by each other Purchaser of all monies due from such other Purchaser hereunder and will pay to such Seller from time to time, on the first Payment Date falling at least 5 Business Days after written demand therefor, any and every sum of money which such other Purchaser shall at any time be liable to pay to such Seller hereunder;

      (ii) undertakes as a primary obligation to indemnify each Seller and GECC from time to time on demand from and against any loss incurred by such Seller or GECC, as the case may be, as a result of any obligation of any other Purchaser to pay to such Seller or GECC, as the case may be, any amounts hereunder being or becoming void, voidable, unenforceable or ineffective as against such other Purchaser, for any reason (whether or not known to any Seller or GECC), the amount of such loss being the amount which such Seller would otherwise have been entitled to recover from such other Purchaser; and

      (iii) authorizes each Seller and GECC (in their sole discretion by notice to AFT) from time to time to set off, apply or combine all or any amounts for the time being due from any Seller or GECC, as the case may be, to any Purchaser towards the repayment or discharge of any amount for the time being due to a Seller or GECC from AFT pursuant to the above.

      Each Purchaser acknowledges that:

      (a) neither its above-described liability nor the rights, powers and remedies conferred on a Seller or GECC by this Section or by law shall be discharged, impaired or otherwise affected by any act, event or omission which would otherwise operate to discharge, impair or otherwise affect such liability or such rights, powers or remedies, and

      (b) so long as it is under the above-described liability, it shall not exercise any rights or remedies which it may at any time have to be indemnified by or claim any contribution from any other Purchaser.

5.8 GECC authorizes AFT (in its sole discretion by notice to GECC) from time to time to set off, apply or combine all or any amounts for the time being due from AFT or any other Purchaser to GECC or any other Seller towards the repayment or discharge of any and all amounts for the time being due to AFT or any other Purchaser from GECC or any other Seller hereunder or under the Guaranty.

6.    CONDITIONS PRECEDENT - SELLER

6.1 The obligations of any Seller to deliver any Aircraft hereunder are subject to the satisfaction of the following express conditions precedent on or prior to the Delivery Date for such Aircraft:

      (a) the relevant Operative Documents for such Aircraft have been entered into by the parties thereto (other than GECC and any other Seller);

      (b) the Servicing Agreement and the Administrative Agency Agreement shall have been entered into by the parties thereto (other than GECC and any other Seller);

      (c) GECC shall be satisfied that the Delivery Location does not give rise to any Taxes;

      (d) Seller thereof shall have received payment of all amounts due by the Purchaser of such Aircraft.

6.2 The obligations of any Seller to deliver any Aircraft hereunder are further subject to the condition that on or prior to the Delivery Date for such Aircraft, such Seller has received:

      (a) a copy of the constitutional documents of the Purchaser and any other Affiliate of such Purchaser which is a party to any Operative Document in respect of such Aircraft, certified, or subject to a certificate confirming no change thereto, such certification to be dated not more than ten (10) days prior to the expected Delivery Date for such Aircraft to be a true, complete and up-to-date copy;

      (b) a copy of resolutions of the Controlling Trustees or other applicable governing body of such Purchaser and any other Affiliate of such Purchaser which is a party to any Operative Document in respect of such Aircraft certified, or subject to a certificate confirming no change to such resolutions, such certification to be dated not more than ten (10) days prior to the expected Delivery Date for such Aircraft to be a true, complete and up-to-date copy:

            (i) approving the transactions contemplated by this Agreement and the other Operative Documents to which such Purchaser is or is to be a party; and

            (ii) authorizing a Person or Persons to execute and deliver on behalf of such Purchaser this Agreement and the other Operative Documents to which it is or is to be a party and any notices or other documents to be given pursuant hereto or thereto;

      (c) evidence that all governmental and other licenses, approvals, certificates, exemptions, consents, registrations and filings necessary in the relevant State of Registration and any other relevant jurisdiction (including the domicile of the Lessee of such Aircraft) for any matter or thing contemplated by this Agreement and the other applicable Operative Documents for such Aircraft, and any notices or other documents to be given pursuant hereto or thereto and for the legality, validity, enforceability, admissibility in evidence and effectiveness hereof and thereof have been obtained or effected on an unconditional basis and remain in full force and effect (or in the case of effecting any licenses, approvals, consents, certificates, exemptions, registrations and filings, that arrangements reasonably satisfactory to such Seller have been made for the effectiveness of the same within any applicable time limit);

      (d) a favorable opinion of independent counsel to such Purchaser dated as of such Delivery Date reasonably acceptable to such Seller in the Agreed Form as to (1) certain of the matters set out in Section 9 and (2) such other matters as such Seller may reasonably request with regard to the subject matter contemplated herein or in each case such Aircraft;

      (e) if such Aircraft is to be subject to an Intercompany Lease, a quiet enjoyment letter in the Agreed Form addressed to the relevant Lessee from such Purchaser and any Affiliate of the Purchaser that is a lessor under such Intercompany Lease;

      (f) a quiet enjoyment letter from the Security Trustee addressed to the relevant Lessee (and if applicable, the relevant sub-lessee) in substantially the form attached to the relevant Operative Document; and

      (g) a certification from the Purchaser that the representations and warranties of such Purchaser are true and correct as of the Initial Closing Date and as of such Delivery Date.

7.    CONDITIONS PRECEDENT - PURCHASER

7.1 The obligations of any Purchaser to accept Delivery of any Aircraft hereunder are subject to satisfaction of the following express conditions precedent on or prior to the Delivery Date for such Aircraft, subject to the right of the Purchaser to waive any condition pursuant to Section 7.2(a), and to the rights of such Seller under Section 7.2(b):

      (a) the relevant Operative Documents for such Aircraft have been entered into by the parties thereto (other than AFT or any other Purchaser or any Affiliate thereof);

      (b) AFT shall have received confirmation from the Servicer that such Aircraft will, upon Delivery to such Purchaser, become an "Aircraft Asset" under and as defined in the Servicing Agreement;

      (c) with respect to any Aircraft other than the Varig Aircraft, no Material Default shall have occurred and been continuing as of the Initial Closing Date, or in the case of any Varig Aircraft, no Material Default shall have occurred and been continuing as of the Delivery Date of such Aircraft; provided that the parties hereto agree that with respect to the Varig Leases, no Material Default that is a Payment Default shall be deemed to be continuing if on the Delivery Date thereof the Varig Deposit amount for the relevant Varig Aircraft is $3,375,000 and no other amounts are past due and payable under such Varig Lease on the Delivery Date;

      (d) Purchaser thereof shall have received payment of all amounts due by the Seller thereof or GECC in respect of such Aircraft;

      (e) no Event of Loss shall have occurred with respect to such Aircraft and such Aircraft shall be free of all Encumbrances other than Permitted Encumbrances;

      (f) a certification from each Seller that the representations and warranties of such Seller set forth herein are true and correct as of the date or dates on which they are stated to be given hereunder;

      (g)   receipt of the following documents by such Purchaser:

            (i) a copy certified, or subject to a certificate confirming no change to such documents, such certification to be dated not more than ten (10) days prior to the expected Delivery Date for such Aircraft, by the Secretary of such

                  Seller to be a true, complete and up-to-date copy of the constitutional documents of such Seller;

            (ii) a copy certified, or subject to a certificate confirming no change to such resolutions, such certification to be dated not more than ten (10) days prior to the expected Delivery Date for such Aircraft, by the Secretary of such Seller to be a true copy, and as being in full force and effect and not amended or rescinded, of resolutions of the Board of Directors (or duly authorized committee thereof) of such Seller:

                  (1) approving the transactions contemplated by this Agreement and the other Operative Documents to which such Seller is a party;

                  (2) authorizing a Person or Persons to sign and deliver on behalf of such Seller or, as the case may be, authorizing the execution by the relevant Person of this Agreement and the other Operative Documents to which it is a party and any notices or other documents to be given pursuant hereto or thereto;

            (iii) a certificate of solvency dated as of such Delivery Date in the Agreed Form relating to such Seller issued by a director or authorized officer thereof and, if such Seller is other than GECC, a certificate of solvency dated as of such Delivery Date in the Agreed Form relating to GECC issued by a director or authorized officer of GECC;

            (iv) a favorable opinion of independent counsel to GECC dated as of such Delivery Date reasonably acceptable to such Purchaser in the Agreed Form, that the sale of such Aircraft constitutes a "true-sale" and a valid transfer of title to such Aircraft and that after Delivery such Seller retains no interest in such Aircraft and as to such other matters as such Purchaser may reasonably request with regard to the subject matter contemplated herein;

            (v) an opinion dated as of such Delivery Date in the Agreed Form from counsel to the relevant Seller in the relevant State of Registration to the effect that (1) the terms of the relevant Lease or Novated Lease or Assigned Lease and the relevant Operative Documents and the other Lease Documents are legal, valid, binding and enforceable under the laws of such country to the extent necessary to enable such Purchaser to receive the full benefits of its rights thereunder, (2) such Purchaser shall be recognized as the owner of such Aircraft under the applicable laws of such jurisdiction, (3) it is not necessary for such Purchaser as a result of its ownership of such Aircraft to qualify to do business in such jurisdiction as a result of its ownership of such Aircraft and it is not necessary for the Purchaser to qualify to do business in such jurisdiction, for the purpose of exercising any remedies under any Lease Document relating to such Aircraft or otherwise and
                  (4) payments of rent under the Lease are not
                   subject to withholding under the applicable laws of such jurisdiction or, if subject to withholding, the gross up provisions of such Lease will be enforceable;

            (vi) an opinion dated as of such Delivery Date in the Agreed Form from counsel to the relevant Seller in the Delivery Location concerning the Delivery of such Aircraft and any required filing or recording of the relevant Lease;

            (vii) opinions from independent counsel to GECC dated as of such Delivery Date in any jurisdiction determined to be appropriate by any Rating Agency and acceptable to such Purchaser and such Rating Agency, concerning Delivery of such Aircraft and in any jurisdiction relevant to an Intercompany Lease concerning such Lease and the parties thereto;

            (viii) originals, or certified or faxed copies, of certificates evidencing the insurance required to be maintained pursuant to the relevant Assigned Lease or the Novated Lease as appropriate together with, as applicable, a letter or letters as required by the Assigned Lease or the Novated Lease in line with prudent industry practice from time to time and reasonably acceptable to the Purchaser and to Servicer and the Advisor under the Servicing Agreement;

            (ix) (1) an original of the applicable Lease (together with the related Lease Assignment Documents) and (2) all originals in the possession of GECC and/or such Seller of each other Lease Document that is to be transferred to such Purchaser (otherwise a copy certified to be true and correct), provided that, if any such Lease Document contains a material right for the benefit of the lessor thereunder and such Seller does not have an original of such Lease Document in its possession, such Seller shall provide such other assurances as to the enforceability and admissibility of such Lease Document in any court in the State of New York as such Purchaser may reasonably request;

            (x) copies of all notices, consents or acknowledgements of such Seller or the applicable Lessee as are required under the terms of the Operative Documents;

            (xi) a copy of the currently valid certificate of airworthiness for such Aircraft issued by the appropriate Air Authority;

            (xii) evidence that all governmental and other licenses, approvals, consents, certificates, exemptions, registrations and filings necessary in the state of incorporation of GECC, any other Seller, or any Purchaser and any other relevant jurisdiction (including the domicile of the Lessee) and the relevant State of Registration for any matter or thing contemplated by this Agreement and the other applicable Operative Documents for such

                    Aircraft, the bank accounts provided for under the Administrative Agency Agreement, the Servicing Agreement and the Indenture and any notices or other documents to be given pursuant hereto or thereto and for the legality, validity, enforceability, admissibility in evidence and effectiveness hereof and thereof have been obtained or effected on an unconditional basis and remain in full force and effect (or in the case of effecting any certificates, exemptions, registrations and filings, that arrangements satisfactory to such Purchaser have been made for the effectiveness of the same within any time limit provided therefor under applicable law and Rating Agency Confirmation has been received with respect thereto);

            (xiii) for any Aircraft where there are Maintenance Reserves or a Security Deposit held in cash, a certificate provided at least three Business Days prior to the Initial Closing Date and at least three Business Days but not more than five Business Days prior to such Delivery Date from such Seller stating the amount of Maintenance Reserves or such cash Security Deposit then held under the Lease of such Aircraft as the case may be;

            (xiv)   the documents or satisfaction of the conditions listed in
                    Schedule 2 relevant to such Aircraft;

            (xv)    the Disclosure Letter;

            (xvi) the report of AFT's and/or such Purchaser's insurance adviser in the Agreed Form;

            (xvii) a copy of the Assignment of Warranties executed by each of the parties thereto (other than AFT, the relevant Purchaser or any Affiliate of such Purchaser) with respect to such Aircraft;

            (xviii) a copy of the currently valid Certificate of Registration for such Aircraft, issued by the appropriate Air Authority;

            (xix)   notice of expected Delivery Date; and

            (xx) a certificate of GECC confirming that so far as is known to GECC, no Event of Loss has occurred;

      (h) the matters disclosed in the First Disclosure Letter, if any, shall be in substance satisfactory to AFT; and

      (i) Subject to Section 7.2(b), on such Delivery Date, if the Security Deposit held under the Lease for such Aircraft is in the form of a letter of credit, guarantee or other instrument, GECC shall cause such letter of credit, guarantee or other instrument to be duly endorsed, amended or reissued in favor of the Purchaser thereof (or the relevant Affiliate of such Purchaser) and GECC shall have taken such other actions as may be necessary to effectuate the assignment of all right, title and interest of such Seller in and to such letter of credit, guarantee or instrument to such Purchaser.

7.2   (a)   Each Purchaser of an Aircraft may, at the request of the Seller thereof, at its absolute discretion agree to waive satisfaction of any one or more of the conditions precedent set out in Section 7.1 and in the event of any waiver such Purchaser may impose such conditions to such waiver as it reasonably thinks fit, provided that any such waiver is subject to a Rating Agency Confirmation; and

      (b) In the event that any letter of credit or guarantee to be issued on behalf of the relevant Lessee pursuant to the relevant Operative Documents has not been delivered, the Seller of the Aircraft in respect of such Lease may at such Seller's own election:

            (i) subject to a Rating Agency Confirmation, deliver a letter of credit in lieu (and until delivery) of any letter of credit or guarantee to be issued on behalf of the relevant Lessee pursuant to the Operative Documents, so long as the issuer thereof is rated at least the same as the issuer (or, if higher, any confirming bank) of the undelivered letter of credit or guarantee, such letter of credit to be on substantially the same terms as the undelivered letter of credit or guarantee; or

            (ii) subject to a Rating Agency Confirmation, have the relevant Lessee deliver to the Purchaser thereof (or the relevant Affiliate of such Purchaser) acting as lessor under an Assigned Lease or Novated Lease therefor a letter of credit or guarantee or cash (in Dollars) in lieu of and in the amount of any letter of credit or guarantee set out in Schedule 1 or the Substitute Aircraft Supplement, as applicable, in each case so long as such letter of credit or guarantee is on substantially the same terms as the undelivered letter of credit or guarantee.

8.    REPRESENTATIONS AND WARRANTIES OF GECC AND EACH OTHER SELLER

8.1 GECC and each other Seller (in respect of itself only in the case of each Seller other than GECC) represents and warrants to each Purchaser as of the date of this Agreement and on each Delivery Date that:

      (a) GECC and each other Seller is a company or trust duly incorporated and validly existing under the laws of its state of incorporation and has the corporate or other power to own its assets and carry on its business as it is contemplated herein;

      (b) GECC and each other Seller has the corporate power to enter into and perform, and has taken all necessary corporate or other action to authorize the entry into, performance and delivery of, this Agreement and each other Operative Document to which it is a party;

      (c) the relevant Operative Documents to which GECC and each other Seller is a party have been, or when executed and delivered will have been, duly entered into by GECC and each other Seller party thereto and delivered by GECC and each other Seller party thereto and constitute or, in the case of any Operative Document to be executed on or about the applicable Delivery Date, will constitute on such Delivery Date, the legal, valid and binding obligation of GECC and each other Seller party thereto, enforceable in accordance with their terms (subject to customary qualifications in any relevant legal opinion);

      (d) the entry into and performance by GECC and each other Seller of, and the transactions contemplated by, the relevant Operative Documents to which it is a party do not and will not:

            (i)   conflict with any laws binding on GECC or any other Seller; or

            (ii) result in any breach of, or constitute a default under the constitutional documents of GECC or any other Seller; or

            (iii) result in any breach of, or constitute a default under any document which is binding upon GECC or any other Seller or any of their respective assets nor result in the creation of any Encumbrance (other than the Novated Lease or the Assigned Lease as the case may be) over any of their respective assets to be transferred to the relevant Purchaser hereunder;

      (e) the provisions of Section 14 concerning applicable law, service of process and jurisdiction are valid and binding on GECC and each other Seller under the laws of its jurisdiction of establishment, and no provision purporting to be binding on GECC or any other Seller of this Agreement or any of the other applicable Operative Documents is prohibited, unlawful or unenforceable under the laws of its state of incorporation;

      (f) no liquidator, provisional liquidator, analogous or similar officer has been appointed in respect of all or any part of the assets of GECC or any other Seller nor has any application been made to a court which is still pending for an order for, or any act, matter or thing been done which with the giving of notice, lapse of time or satisfaction of some other condition (or any combination thereof) will lead to, the appointment of any such officers or equivalent in any jurisdiction;

      (g) except if and as advised by GECC to the relevant Purchaser in a Disclosure Letter, no litigation, arbitration or claim before any court, arbitrator, governmental or administrative agency or authority which would have a material adverse effect on the ability of GECC or any other Seller to observe or perform their respective obligations under this Agreement or any other applicable Operative Documents to which GECC or such Seller is a party is in progress, or to the knowledge of GECC, threatened against GECC or any other Seller; and

      (h)   its jurisdiction of incorporation or organization is as specified on
            Schedule 4.

8.2 GECC and each other Seller (in respect of itself only in the case of each Seller other than GECC) of an Aircraft further represents and warrants on the Delivery Date for such Aircraft as follows and in respect of such
      Aircraft:

      (a) except if and as advised by GECC to the Purchaser thereof in a Disclosure Letter, so far as concerns the obligations of GECC and any such Seller (and except for the registration of particulars of the relevant Lease Novation or Assignment of Lease with the appropriate Air Authority, if applicable) all authorizations, consents, registrations and notifications required in connection with the entry into, performance, validity and enforceability of, this Agreement, the transactions contemplated by this Agreement and the other applicable Operative Documents to which it is a party, have been (or will on or before the Delivery Date of such Aircraft have been) obtained or effected (as appropriate) and are (or will on their being obtained or effected be) in full force and effect;

      (b) except if and as advised by GECC to the Purchaser thereof in a Disclosure Letter, the Lease Documents listed in Schedule 1 or the Substitute Aircraft Supplement, as applicable constitute the whole agreement between the relevant lessor and the relevant Lessee immediately prior to Delivery relating to such Aircraft and includes a complete list (other than the Operative Documents) of all amendments, supplements, novations, and written consents, approvals and waivers relevant to the Lease, and there are no oral waivers in effect that would modify or amend the terms thereof;

      (c) except if and as advised by GECC to the Purchaser thereof in the First Disclosure Letter, to GECC's knowledge no Material Default has occurred and is continuing under the relevant Lease on and as of the Initial Closing Date;

      (d) except if and as advised by GECC to the Purchaser thereof in a Disclosure Letter, there are no claims which have been asserted by the Lessee against GECC or any other Seller arising out of the relevant Lease (other than claims constituting Permitted Encumbrances);

      (e) such Seller has, or at Delivery will have, full legal and beneficial title to such Aircraft, free from Encumbrances other than Permitted Encumbrances and the Bill of Sale or physical delivery (as acknowledged in the Acknowledgement of Delivery pertaining thereto), as applicable, is effective to convey title to the Purchaser thereof;

      (f) to GECC's knowledge, and except if and as advised by GECC to the Purchaser thereof in the First Disclosure Letter, there are no Lessee Encumbrances on and as of the Initial Closing Date which is not permitted pursuant to the terms of the relevant Lease Document;

      (g) to GECC's knowledge, (i) such Aircraft has not, except if and as advised by GECC to the Purchaser thereof in the First Disclosure Letter, been involved in any incident on or before the Initial Closing Date which caused damage in excess of the amount required to be disclosed to the relevant lessor under the relevant Lease or which would materially adversely affect the residual value of such Aircraft, and (ii) the information provided by GECC and its representatives to the Appraisers with respect to such Aircraft and on which the Appraisers relied in making their Appraisals is true and correct in all material respects and there are no facts or circumstances known to GECC as of the Initial Closing Date which would render any of the assumptions contained in the Appraisals for such Aircraft to be materially inaccurate;

      (h) to GECC's knowledge, except if and as advised by GECC to the Purchaser thereof in the First Disclosure Letter, no compulsory airworthiness directives are outstanding on and as of the Initial Closing Date against such Aircraft which would require GECC or any other Seller or such Purchaser to make any contributions to the cost of compliance therewith pursuant to the terms of the relevant Lease;

      (i) to GECC's knowledge, except if and as disclosed by GECC to the Purchaser thereof in the First Disclosure Letter, no options to purchase such Aircraft, extend or terminate the relevant Lease have been exercised on or before the Initial Closing Date by the relevant Lessee under the relevant Lease Documents;

      (j) the information set forth in each of the Disclosure Letters with respect to such Aircraft is or will be when issued true and accurate in all material respects as of its date;

      (k) except if and as advised by GECC to the Purchaser thereof in a Disclosure Letter, to GECC's knowledge, the provisions of each Lease relating to the granting of any Security Deposit thereunder remain in full force and effect;

      (l) to GECC's knowledge and except if and as advised by GECC to the Purchaser thereof in a Disclosure Letter, no event has occurred or act or thing done or omitted to be done by GECC or any other Seller pursuant to which or as a result of which the relevant Lease can be terminated or the obligations of any such party thereunder would be rendered invalid or unenforceable;

      (m) to GECC's knowledge, except if and as advised by GECC to the Purchaser thereof in the First Disclosure Letter, such Aircraft is not as of the Initial Closing Date subject to any sub-lease from the relevant Lessee;

      (n) to GECC's knowledge, the information provided by GECC to the Purchaser thereof prior to the Delivery Date as to the identities of all of such Seller's predecessors in title to such Aircraft thereof is complete and accurate;

      (o) to GECC's knowledge, except if and as advised by GECC to the Purchaser thereof in a Disclosure Letter, such Aircraft has been accepted by the relevant Lessee under the Lease thereof without qualification or exception or to the extent that any such acceptance was given subject to any qualification or exception or subject to any liability on the part of such Seller or relevant Affiliate of the Seller to pay or reimburse any costs or expenses or to undertake any repairs or modifications at the expense of such Seller, such qualifications and exceptions have been discharged or waived by the Lessee and have ceased to apply and no such costs or expenses remain to be reimbursed and all defects referred to therein have been duly rectified or waived by such Lessee;

      (p) the information and statements as to and relating to such Aircraft, the relevant Lease and the Lease Documents set forth in Schedule 1 or the Substitute Aircraft Supplement, as applicable, are true and complete;

      (q) the sale of such Aircraft contemplated hereby constitutes a valid transfer of such Aircraft to the Purchaser thereof and after Delivery of such Aircraft such Seller shall retain no right, title or interest in such Aircraft; and

      (r) the Seller of such Aircraft shall have paid to the relevant Lessee all amounts then due and payable by such Seller to such Lessee in respect of maintenance theretofore performed on such Aircraft.

8.3 As used herein "to GECC's knowledge" means the awareness of facts or other information by any person at GECC or GECAS actively involved in the transactions contemplated by this Agreement or (in respect of any Aircraft), the leasing of such Aircraft and something being "known to GECC" shall be construed accordingly.

8.4 GECC and each other Seller acknowledges that each Purchaser is entering into this Agreement and the other Operative Documents in reliance upon the accuracy of each of the representations and warranties, which representations and warranties have been given by GECC and the other Sellers so as to induce each Purchaser to enter into this Agreement and the other Operative Documents.

8.5 The representations and warranties may at the sole discretion of the relevant Purchaser be waived by such Purchaser with or without conditions.

8.6 The benefit of the representations and warranties shall run to the Security Trustee.

8.7 The representations and warranties in respect of any Aircraft shall continue and survive in full force and effect after the Delivery Date therefor for a period of three years after the Initial Closing Date.

8.8 Each of the representations and warranties shall be construed as a separate and independent representation and warranty and shall not be limited or restricted by reference to the terms of any other provision of this Agreement, the other Operative Documents or any other representation or warranty.

9.    REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

9.1 AFT hereby represents and warrants to the Seller as of the date of this Agreement and on each Delivery Date that:

      (a) AFT is a business trust validly existing under the laws of the State of Delaware, and each other Purchaser is a company or trust duly established and validly existing under the laws of its jurisdiction of establishment, and each has the trust or corporate power (as the case may be) to own its assets and carry on its business as it is being conducted;

      (b) AFT and each other Purchaser has the trust or corporate power (as the case may be) to enter into and perform, and has taken all necessary action to authorize the entry into, performance and delivery of, this Agreement and the other applicable Operative Documents to which it is a party;

      (c) this Agreement and the other applicable Operative Documents to which it is a party have been, or when executed and delivered will have been, duly entered into and delivered by AFT and each other Purchaser and constitute or, in the case of any Operative Document to be executed on or about the applicable Delivery Date, will constitute on such Delivery Date, each such Person's legal, valid and binding obligations;

      (d) the entry into and performance by AFT and any other Purchaser of, and the transactions contemplated by, this Agreement and the other applicable Operative Documents to which it is a party do not and will not:

            (i)   conflict with any laws binding on AFT or any other Purchaser;
                  or

            (ii) result in any breach of, or constitute a default under the constitutional documents of AFT or any other Purchaser; or

            (iii) result in any breach of, or constitute a default under or result in default under any document which is binding upon AFT or any other Purchaser or any of their respective assets;

      (e) so far as concerns the obligations of AFT and any other Purchaser, all authorizations, consents, registrations and notifications required in connection with the entry into, performance, validity and enforceability of, this Agreement and the other applicable Operative Documents to which any such Person is a party and the Servicing Agreement and the transactions contemplated by this Agreement and the other applicable Operative Documents to which any such Person is a party, have been obtained or effected (as appropriate) and are (or will on their being obtained or effected
            be) in full force and effect;

      (f) the provisions of Section 14 concerning applicable law, service of process and jurisdiction are valid and binding on AFT and each other Purchaser under the laws of the State of New York, and no provision purporting to be binding on AFT or any other Purchaser, this Agreement or any of the other applicable Operative Documents is prohibited, unlawful or unenforceable under the laws of the State of New York;

      (g) no liquidator, provisional liquidator, official manager, trustee, receiver or receiver and manager or similar officer has been appointed in respect of all or any part of the assets of AFT or any other Purchaser nor has any application been made to a court which is still pending for an order for, or any act, matter or thing been done which with the giving of notice, lapse of time or satisfaction of some other condition (or any combination thereof) will lead to the appointment of any such officers;

      (h) no litigation, arbitration or claim before any court, arbitrator, governmental or administrative agency or authority which would have a material adverse effect on the ability of AFT or any other Purchaser to observe or perform its obligations under this Agreement is in progress, or to the knowledge of any such Person, threatened against any such Person; and

      (i) AFT and each other Purchaser intends for the sale of any Aircraft contemplated hereby to constitute a valid transfer of such Aircraft to the relevant Purchaser and intends that after Delivery of such Aircraft the Seller thereof shall retain no right, title or interest in such Aircraft.

10.   INDEMNITY

10.1 Each Purchaser of an Aircraft agrees to indemnify the Seller on its behalf and on behalf of each other Seller Indemnitee from and against any claims, damages, losses, costs, expenses, fees, payments, demands, liabilities, actions, proceedings, penalties or fines ("Losses") (other than, in each case, on account of any Taxes resulting from any Delivery) which any Seller Indemnitee may incur in relation to such Aircraft to the extent it arises out of a loss or liability incurred after Delivery thereof, except to the extent such Losses are due to the gross negligence or willful misconduct of any Seller Indemnitee.

10.2 Without derogation to the disclaimer in Section 12, each Seller of an Aircraft agrees to indemnify the Purchaser thereof on its behalf and on behalf of each Purchaser Indemnitee from and against any Losses which any Purchaser Indemnitee may incur in relation to such Aircraft to the extent it arises out of a loss or liability incurred prior to Delivery thereof, except to the extent such Losses are due to the gross negligence or willful misconduct of any Purchaser Indemnitee.

10.3 If a written claim is made against a party (the "first party") for any sum which is the subject of an indemnity by the other party (the "indemnifying party") under this Section 10, the first party will promptly notify the indemnifying party. If reasonably requested by the indemnifying party in writing within thirty (30) days following receipt by the indemnifying party of such notice, and provided the first party is indemnified by the indemnifying party against costs and expenses, the first party will in good faith contest in its name (or, at the indemnifying party's election if such contest may be undertaken by the indemnifying party in its own name or on behalf of the indemnifying party, permit the indemnifying party to contest) the validity, applicability and amount of such claim in appropriate administrative and judicial proceedings; provided that the first party shall have no such obligation if any such contest would expose the first party itself to a liability claim.

10.4 The relevant Seller shall pay, within forty-five (45) days after receipt of an approved invoice therefor, costs and expenses, including legal fees and disbursements, which the relevant Purchaser incurs as a result of (but subject to the provisions of Section 4.3 in the case of clauses (ii) and
      (iii) below):

            (i) the application of Section 4.1 (including, without limitation, costs incurred in arranging or taking steps to arrange the preparation, execution and delivery of any documents in anticipation of Delivery of a Substitute Aircraft); or

            (ii) any of the documents or conditions referred to in Schedule 2 not being satisfied on or before Delivery of the relevant Aircraft or any of the documents or conditions referred to in
                  Schedule 3 not being satisfied on or before Delivery of the relevant Aircraft; or

            (iii) any condition referred to in Section 7.2(a) or (b) not being satisfied on or before Delivery of the relevant Aircraft.

10.5 If and to the extent that any sums constituting (directly or indirectly) an indemnity to the first party but paid by the indemnifying party pursuant to this Agreement are treated as taxable in the hands of the first party, the indemnifying party will pay to the first party such sums as will after the tax liability has been fully satisfied indemnify the first party to the same extent as it would have been indemnified in the absence of such liability together with interest on the amount payable by the indemnifying party under this sub-clause at the rate of interest stated in Section 5.6 in respect of the period commencing on the date on which the payment of taxation is finally due until payment by the indemnifying party (both before and after judgment), but the indemnifying party will be under no liability to make any payment under this Section
      10.5 to the first party to the extent the first party would be in a better position than if no payment by way of indemnity had needed to have been made.

11.   TAXES

11.1  (a)   Each Seller of an Aircraft hereby covenants to pay all Taxes imposed on the Purchaser thereof or on such Aircraft or the Lease Documents or the Operative Documents as a result of (i) the execution of, delivery of or performance under this Agreement, (ii) the Delivery of such Aircraft, (iii) any required re-registration of title to or the lease of such Aircraft with any Government Entity that is necessary or advisable to reflect or record the Operative Documents or the events occurring pursuant to the Operative Documents, (iv) the purchase by such Purchaser of such Aircraft hereunder or (v) such Purchaser's entering into of the Lease Documents and the Operative Documents, other than (x) Taxes that the relevant Lessee is liable to pay or reimburse under the relevant Lease and/or the Operative Documents, (y) any Taxes imposed on the Purchaser of such Aircraft or any other Purchaser or that are based on or measured by gross or net income or receipts (other than sales or use Taxes or Taxes in the nature of the foregoing) (including, without limitation, withholding and Taxes on tax preference items) of such Purchaser or any other Purchaser or that are capital, doing business, accumulated earnings, personal holding company, excess profits, successor, estate or net worth Taxes of such Purchaser (including interest, additions to Tax, penalties, or other charges in respect thereof), in each case to the extent imposed on the Purchaser or any other
            Purchaser or by reason of such Purchaser or an Affiliate thereof being organized in the jurisdiction imposing such Taxes or conducting activities in such jurisdiction unrelated to the transaction contemplated by the Operative Documents or (z) Taxes resulting from the gross negligence or willful misconduct of such Purchaser.

      (b) The Purchaser covenants not to bring into the United Kingdom any document subject to stamp duty in the United Kingdom and covered by the indemnity in Section 11.1(a) above unless it is necessary to do so to enforce the same, whereupon the Purchaser shall notify the Seller that it has brought such a document into the United Kingdom and the Seller shall be responsible for the payment of such duty.

12.   WARRANTIES AND DISCLAIMERS

12.1 WITHOUT PREJUDICE TO THE EXPRESS TERMS AND CONDITIONS STATED HEREIN AND IN THE OTHER OPERATIVE DOCUMENTS, EACH AIRCRAFT WILL BE DELIVERED AND SOLD IN ITS "AS IS, WHERE IS" CONDITION, AND EXCEPT AS EXPRESSLY STATED IN SECTION 8 OF THIS AGREEMENT AND AS OTHERWISE REPRESENTED AND WARRANTED HEREIN IN THE OTHER OPERATIVE DOCUMENTS AND/OR IN THE BILL OF SALE OR ACKNOWLEDGEMENT OF DELIVERY (AS THE CASE MAY BE) FOR SUCH AIRCRAFT OR ANY CERTIFICATE DELIVERED PURSUANT TO THIS AGREEMENT, THE SELLER MAKES NO WARRANTIES, GUARANTEES OR REPRESENTATIONS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY OF THE AIRCRAFT.

12.2 SUBJECT AS PROVIDED IN SECTION 12.1 EACH PURCHASER WAIVES RELEASES AND RENOUNCES ALL WARRANTIES, OBLIGATIONS AND LIABILITIES OF ANY SELLER INCLUDING BUT NOT LIMITED TO (1) ANY IMPLIED WARRANTY AS TO THE DESCRIPTION, AIRWORTHINESS, MERCHANTABILITY, FITNESS FOR ANY PURPOSE, VALUE, CONDITION, DESIGN, DATE PROCESSING, USE OR OPERATION OF THE AIRCRAFT OR ANY PAST PERFORMANCE, COURSE OF DEALING, USAGE OR TRADE OR OTHERWISE, (2) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT (INCLUDING STRICT LIABILITY), AND (3) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO THE AIRCRAFT, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO THE AIRCRAFT, FOR ANY LIABILITY OF ANY LESSEE TO ANY THIRD PARTY, FOR ANY LIABILITY OF THE PURCHASER TO ANY THIRD PARTY, OR FOR

      ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES; AND ALL SUCH WARRANTIES, GUARANTEES, REPRESENTATIONS, OBLIGATIONS, LIABILITIES, RIGHTS, CLAIMS OR REMEDIES, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, ARE EXPRESSLY EXCLUDED.

12.3 THIS SECTION 12 SHALL NOT BE MODIFIED EXCEPT BY A WRITTEN AGREEMENT SIGNED ON BEHALF OF THE SELLER AND THE PURCHASER BY THEIR RESPECTIVE DULY AUTHORIZED REPRESENTATIVES.

13.   ASSIGNMENT

13.1 No Purchaser of an Aircraft shall assign, transfer or otherwise convey this Agreement or all or any part of its rights hereunder to any Person without the prior written consent of the Seller of such Aircraft other than in favor of the Security Trustee under the Security Trust Agreement, to which the Seller hereby consents.

13.2 No Seller of an Aircraft shall assign, transfer or otherwise convey this Agreement or all or any part of its rights hereunder to any Person without the prior written consent of the Purchaser of such Aircraft other than so far as concerns assignments to existing owners or financiers or Affiliates of such Seller of amounts or its rights to receive amounts payable to such Seller hereunder on terms and conditions which do not increase any obligation of such Purchaser hereunder or otherwise expose such Purchaser to any increased liability cost or expense. Notwithstanding the foregoing, the Seller may at any time and from time to time assign its rights under this Agreement (but not its obligations) with respect to one or more of the Aircraft to Chicago Deferred Exchange Corporation ("CDEC") and CDEC may subsequently reassign such rights to the Seller, in each case without having to obtain the prior written consent of the Purchaser but in each case giving the Purchaser written notice of such assignment and in the exercise of such rights, CDEC shall be bound by the terms and provisions of Section 14.2 hereof.

14.   MISCELLANEOUS

14.1 GECC shall indemnify, hold harmless and defend AFT, each other Purchaser and their respective successors and assigns from and against all liabilities, obligations, claims, demands, judgements, causes of action, damages, costs, losses and expenses (including reasonable legal fees, costs) rising out of or pertaining to any claim which results from any breach by GECC or any other Seller of any of its obligations, representations, warranties or covenants under this Agreement, any Acknowledgement of Delivery or any Bill of Sale.

14.2 None of GECC or any other Seller shall take any steps for the purpose of procuring the appointment of any administrative receiver or the making of any administrative order or for instituting any bankruptcy, reorganization, arrangement, insolvency, winding up, liquidation, composition or any like proceedings under the laws of any jurisdiction in respect of AFT or any other Purchaser or in respect of any of their respective liabilities, including, without limitation, as a result of any claim or interest of any of GECC or any other Seller.

14.3 No amendment or waiver of any provision of this Agreement, and no consent to any departure herefrom by any party hereto, shall in any event be effective unless the same shall be in writing and signed by each party hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

14.4 In the event that any provision of this Agreement or the application thereof to any party hereto or to any circumstance or in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation or rule of law, then such provision shall be deemed inoperative to the extent that it is invalid or unenforceable and the remainder of this Agreement, and the application of any such invalid or unenforceable provision to the parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall the same affect the validity or enforceability of this Agreement.

14.5 All notices and other communications provided for hereunder shall be in writing (including telecopier) and mailed, telecopied or delivered to the intended recipient at its address specified in Section 12.05 of the Indenture or in the case of GECC or any Seller, as follows:

                  General Electric Capital Corporation
                  260 Long Ridge Road
                  Stamford, Connecticut 06927-9400
                  Attention: Senior Vice President-Corporate Treasury and
                             Global Funding Operation of GE Capital
                  Facsimile: (203) 357-4975

                  With a copy to:

                  GE Capital Aviation Services, Inc.
                  201 High Ridge Road
                  Stamford, Connecticut 06927
                  Attention: Contracts Leader
                  Facsimile: (203) 357-4585

      and, in the case of any Purchaser, as follows:

                  AIRCRAFT FINANCE TRUST
                  c/o Wilmington Trust Company
                  1100 North Market Street
                  Rodney Square North
                  Wilmington, Delaware 19890
                  Attention: Corporate Trust Administrator

                  Facsimile: (302) 651-8882

                  with a copy to:

                  Resource/Phoenix, Inc., Administrative Agent
                  2401 Kerner Boulevard
                  San Rafael, CA 94901
                  Attention: Financial Services
                  Facsimile: (415) 485-4823

      or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 14.5. Each such notice shall be effective
      (a) upon receipt when sent through the mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an authorized officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt.

14.6  (a)   THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE
            WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF
            CONSTRUCTION, VALIDITY AND PERFORMANCE .

      (b) Each party hereto hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this agreement and each other operative document or the transactions contemplated hereby or thereby. GECC and each other Seller irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each Seller (other than GECC so long as GECC is a New York corporation) hereby irrevocably appoints CT Corporation System, with an office on the date hereof at 1633 Broadway, New York, New York 10019, as its agent to receive on its behalf and on behalf of its property, service of copies of the summons and complaint and any other process that may be served in any such action or proceeding. As an alternative method of service, each of GECC and each other Seller hereby irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies to it or in any other manner permitted by Applicable Law.

      (c) To the extent permitted by Applicable Law, each of the parties hereto hereby irrevocably waives the right to demand a trial by jury, in any such suit, action or other proceeding arising out of this agreement, the other operative documents, or the subject matter hereof or thereof or the overall transaction brought by any of the parties hereto or their successors or assigns.

14.7 Nothing in Section 14.4 limits the right of AFT or any other Purchaser to bring proceedings against GECC or any other Seller in connection with this
      Agreement:

            (i)   in any other court of competent jurisdiction; or

            (ii)  concurrently in more than one jurisdiction.

14.8 Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Agreement and the other Operative Documents.

14.9 This Agreement may be executed in any number of counterparts and by any party hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.

15.   SUBROGATION

15.1 Upon the provision of substitute collateral by GECC or any other Seller pursuant to Section 7.2(b)(i), and upon any claim being made against GECC or any other Seller for breach of any representation or warranty in
      Section 8.2, GECC or such other Seller, as the case may be, shall be subrogated to all rights, remedies and claims of AFT and each other Purchaser against the Lessee or any Affiliate of the Lessee under the applicable Novated Lease or Assigned Lease, the Operative Documents, the Lease Documents and otherwise, with respect to such provision of substitute collateral or such claim, and AFT shall cooperate, and shall cause each other Purchaser to cooperate, in taking such action as GECC or such other Seller may reasonably request in connection with exercising any such right, remedy or claim (and the reasonable costs and expenses thereof shall be paid by GECC).

IN WITNESS WHEREOF, the parties hereto have entered into this Master Aircraft Purchase Agreement the day and year first above written.


                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    By /s/ Norman Liu
                                       -----------------------------------------
                                       Name:  Norman Liu
                                       Title: Vice President


                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee


                                    By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    ALCYONE FSC CORPORATION


                                    By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    BIRDS OF PARADISE I

                                    By: POLARIS PACIFIC - 1 CORPORATION,
                                        as managing venturer


                                        By /s/ Norman Liu
                                           -------------------------------------
                                        Name:  Norman Liu
                                        Title: Vice President


                                    BIRDS OF PARADISE II

                                    By: POLARIS PACIFIC - 2 CORPORATION,
                                        as managing venturer


                                        By /s/ Norman Liu
                                           -------------------------------------
                                        Name:  Norman Liu
                                        Title: Vice President


                                    AVIATION FINANCIAL SERVICES, INC.


                                    By /s/ Norman Liu
                                       -----------------------------------------
                                       Name:  Norman Liu
                                       Title: Vice President

IN WITNESS WHEREOF, the parties hereto have entered into this Master Aircraft Purchase Agreement the day and year first above written.


                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee


                                    By /s/ Brett R. King
                                       -----------------------------------------
                                       Name:  Brett R. King
                                       Title: Assistant Vice President


                                    ALCYONE FSC CORPORATION


                                    By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    BIRDS OF PARADISE I

                                    By: POLARIS PACIFIC - 1 CORPORATION,
                                        as managing venturer


                                        By
                                           -------------------------------------
                                        Name:
                                        Title:


                                    BIRDS OF PARADISE II

                                    By: POLARIS PACIFIC - 2 CORPORATION,
                                        as managing venturer


                                        By
                                           -------------------------------------
                                        Name:
                                        Title:


                                    AVIATION FINANCIAL SERVICES, INC.


                                    By
                                       -----------------------------------------
                                       Name:
                                       Title:

IN WITNESS WHEREOF, the parties hereto have entered into this Master Aircraft Purchase Agreement the day and year first above written.


                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee


                                    By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    ALCYONE FSC CORPORATION


                                    By /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    BIRDS OF PARADISE I

                                    By: POLARIS PACIFIC - 1 CORPORATION,
                                        as managing venturer


                                        By
                                           -------------------------------------
                                        Name:
                                        Title:


                                    BIRDS OF PARADISE II

                                    By: POLARIS PACIFIC - 2 CORPORATION,
                                        as managing venturer


                                        By
                                           -------------------------------------
                                        Name:
                                        Title:


                                    AVIATION FINANCIAL SERVICES, INC.


                                    By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    GECAS BRUSSELS FSC, INC


                                    By /s/ [ILLEGIBLE]
                                      ------------------------------------------
                                      Name:
                                      Title:


                                    ALDEBARAN FSC - ONE CORPORATION


                                    By /s/ [ILLEGIBLE]
                                      ------------------------------------------
                                      Name:
                                      Title:


                                    ALDEBARAN FSC - TWO CORPORATION


                                    By /s/ [ILLEGIBLE]
                                      ------------------------------------------
                                      Name:
                                      Title:


                                    ALDEBARAN FSC - THREE CORPORATION


                                    By /s/ [ILLEGIBLE]
                                      ------------------------------------------
                                      Name:
                                      Title:


                                    ANTARES FSC - TWO CORPORATION


                                    By /s/ [ILLEGIBLE]
                                      ------------------------------------------
                                      Name:
                                      Title:


                                    ANTARES FSC - THREE CORPORATION


                                    By /s/ [ILLEGIBLE]
                                      ------------------------------------------
                                      Name:
                                      Title:

                                    ALNITAK FSC ONE CORPORATION


                                    By /s/ [ILLEGIBLE]
                                      ------------------------------------------
                                      Name:
                                      Title:


                                    ALNITAK FSC TWO CORPORATION


                                    By /s/ [ILLEGIBLE]
                                      ------------------------------------------
                                      Name:
                                      Title:


                                    ALNITAK FSC THREE CORPORATION


                                    By /s/ [ILLEGIBLE]
                                      ------------------------------------------
                                      Name:
                                      Title:


                                    ARCTURUS FSC CORPORATION


                                    By /s/ [ILLEGIBLE]
                                      ------------------------------------------
                                      Name:
                                      Title:


                                    POLARIS AIRCRAFT (PACIFIC COAST), INC


                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                    ALNITAK FSC ONE CORPORATION


                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                    ALNITAK FSC TWO CORPORATION


                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                    ALNITAK FSC THREE CORPORATION


                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                    ARCTURUS FSC CORPORATION


                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                    POLARIS AIRCRAFT (PACIFIC COAST), INC


                                    By /s/ Norman Liu
                                       -----------------------------------------
                                       Name:  Norman Liu
                                       Title: Vice President

                                    POLARIS HOLDING COMPANY


                                    By /s/ Norman Liu
                                       -----------------------------------------
                                       Name:  Norman Liu
                                       Title: Vice President


                                    AIRCRAFT FINANCE TRUST

                                    By Wilmington Trust Company, not in its
                                    individual capacity but solely as Owner
                                    Trustee


                                    By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    AFT TRUST - SUB I

                                    By Wilmington Trust Company, not in its
                                    individual capacity but solely as Owner
                                    Trustee


                                    By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    POLARIS HOLDING COMPANY


                                    By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    AIRCRAFT FINANCE TRUST

                                    By Wilmington Trust Company, not in its
                                    individual capacity but solely as Owner
                                    Trustee


                                    By /s/ Donald G. MacKelcan
                                       -----------------------------------------
                                       Name:  Donald G. MacKelcan
                                       Title: Vice President


                                    AFT TRUST - SUB I

                                    By Wilmington Trust Company, not in its
                                    individual capacity but solely as Owner
                                    Trustee


                                    By /s/ Donald G. MacKelcan
                                       -----------------------------------------
                                       Name:  Donald G. MacKelcan
                                       Title: Vice President

                                                                             B1a

                                                                         ANNEX A

                                     SELLERS

                                                                Aircraft Nos.
                         Name of Seller                         (See Schedule 1)

1.    ALDEBARAN FSC - TWO CORPORATION, a Barbados foreign       1
      sales corporation

2.    FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national1    2 & 3
      banking association, not in its individual capacity,
      but solely as Owner Trustee (GECC as Owner
      Participant)

3.    ALCYONE FSC CORPORATION, a Barbados foreign sales         4, 11 & 12
      corporation

4.    BIRDS OF PARADISE I, a Californian General US             5
      Partnership

5.    BIRDS OF PARADISE II, a Californian General US            6
      Partnership

6.    GENERAL ELECTRIC CAPITAL CORPORATION, a New York          7, 9, 10, 13,
      corporation                                               14, 20, 23, 24,
                                                                25, 29 34, 35 &
                                                                36

7.    AVIATION FINANCIAL SERVICES INC., a Delaware              8, 21 & 22
      corporation

8.    GECAS BRUSSELS FSC, INC., a Barbados foreign sales        15
      corporation

9.    ALDEBARAN FSC - ONE CORPORATION, a Barbados foreign       16
      sales corporation

10.   ALDEBARAN FSC - THREE CORPORATION, a Barbados foreign     17
      sales corporation

11.   ANTARES FSC - TWO CORPORATION, a Barbados foreign         18
      sales corporation

12.   ANTARES FSC - THREE CORPORATION, a Barbados foreign       19
      sales corporation

13.   ALNITAK FSC ONE CORPORATION, a Barbados foreign sales     26
      corporation

14.   ALNITAK FSC TWO CORPORATION, a Barbados foreign sales     27
      corporation

15.   ALNITAK FSC THREE CORPORATION, a Barbados foreign         28
      sales corporation

16.   ARCTURUS FSC CORPORATION, a Barbados foreign sales        30
      corporation

17.   POLARIS AIRCRAFT (PACIFIC COAST), INC., a California      31
      Corporation

18.   POLARIS HOLDING COMPANY, a Delaware corporation           32 & 33

                                                                             B1b

                                                                       EXHIBIT A

                                  BILL OF SALE

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, [_______________], a corporation organized and existing under the laws of [_______________] and having its registered office at [_______________] (the "Seller"), owner of the full legal and beneficial title (subject to the Aircraft Lease Agreement referred to below) to the aircraft, engines, equipment and documents described below (hereinafter referred to as the "Aircraft"):

1. one (1) [_______________] aircraft bearing manufacturer's serial no. [_______________] and registration mark [_______________]; and

2.    [_______________] [_______________] engines bearing the following manufacturer's serial nos.: [_______________], [_______________],
      [_______________];

3. all equipment, accessories and parts belonging to, installed in or appurtenant to such Aircraft or Engines to the extent title thereto has been vested in the Seller in under the Aircraft Lease Agreement referred to below; and

4.    all Aircraft Documents relating to the Aircraft and such Engines;

does hereby sell, grant, transfer and deliver all its right, title and interest in and to the Aircraft (subject to the Aircraft Lease Agreement dated as of [_______________], between [_______________] and [______________]) unto
[_______________] (the "Purchaser") and its successors and assigns, to have and to hold the Aircraft forever.

The Seller hereby warrants to the Purchaser, its successors and assigns, that there is hereby conveyed to the Purchaser good and marketable title to the Aircraft, free and clear of all Encumbrances (other than Permitted Encumbrances). The Seller agrees with the Purchaser, and its successors and assigns, that the Seller will warrant and defend such title forever against all claims and demands whatsoever. Except as otherwise provided herein or in such Master Aircraft Purchase Agreement, the Aircraft is sold "AS IS" and "WHERE IS."

This Bill of Sale shall be governed by and construed in accordance with the laws of the State of New York. Capitalized terms used but not otherwise defined herein shall have the same meanings as used in such Master Aircraft Purchase Agreement.

IN WITNESS WHEREOF, the Seller has caused this Bill of Sale to be duly executed as of this [__] day of [__________], 1999.

                                                _______________________________


                                                By_____________________________
                                                  Name:
                                                  Title:

The representation, warranties, and
covenants of the above named Seller
under this Bill of Sale are hereby
irrevocably and unconditionally
guaranteed and confirmed:

General Electric Capital Corporation


By___________________________
  Name:
  Title:

                                                                             B1c

                                                                       EXHIBIT B

                           ACKNOWLEDGEMENT OF DELIVERY

This Acknowledgement of Delivery is given in connection with the Master Aircraft Purchase Agreement (the "Agreement") dated as of May ___, 1999 among [_______________], a corporation organized and existing under the laws of [_______________] and having its registered office at [_______________] (the
"Seller"), [______________], a [company/trust] duly established and existing pursuant to the laws of [_______________] and having its principal place of business at _______________ (the "Purchaser") and the other parties thereto.

The Seller hereby acknowledges to the Purchaser that the full legal and beneficial title (subject to the Aircraft Lease Agreement referred to below) to the aircraft, engines, equipment and documents described below (hereinafter referred to as the "Aircraft"):

1. one (1) [_______________] aircraft bearing manufacturer's serial no. [_______________] and registration mark [_______________]; and

2.    [_______________] [_______________] engines bearing the following manufacturer's serial nos.: [_______________], [_______________],
      [_______________];

3. all equipment, accessories and parts belonging to, installed in or appurtenant to such Aircraft or Engines to the extent title thereto has been vested in the Seller in under the Aircraft Lease Agreement referred to below; and

4.    all Aircraft Documents relating to the Aircraft and such Engines;

has passed by physical delivery from the Seller to the Purchaser in accordance with the terms of the Agreement (subject to the Aircraft Lease Agreement dated as of [_______________], between [_______________] and [_______________]).

The Seller hereby warrants to the Purchaser, its successors and assigns, that there was conveyed to the Purchaser good and marketable title to the Aircraft, free and clear of all Encumbrances (other than Permitted Encumbrances). The Seller agrees with the Purchaser, and its successors and assigns, that the Seller will warrant and defend such title forever against all claims and demands whatsoever. Except as otherwise provided herein and in the Agreement, the Aircraft was sold "AS IS" and "WHERE IS".

This Acknowledgement of Delivery shall be governed by and construed in accordance with the laws of the State of New York. Capitalized terms used but not otherwise defined herein shall have the same meanings as used in the Agreement.

IN WITNESS WHEREOF, the Seller has caused this Acknowledgement of Delivery to be duly executed as of this [__] day of [__________], 1999.

                                          _______________________________


                                          By_____________________________
                                            Name:
                                            Title:

The representation, warranties, and
covenants of the above named Seller
under this Acknowledgement of
Delivery are hereby irrevocably and
unconditionally guaranteed and
confirmed:

General Electric Capital Corporation


By___________________________
  Name:
  Title:

                                                                       Exhibit C

                                    GUARANTY

            GUARANTY (the "Guaranty") dated as of May 5, 1999 of General Electric Capital Corporation, a New York corporation ("GECC") in favor of Aircraft Finance Trust, a Delaware business trust ("AFT") and AFT Trust - Sub I, a Delaware business trust ("AFT Sub I") (AFT, together with AFT Sub I, collectively, the "Purchasers").

            Reference is made to that certain Master Aircraft Purchase Agreement dated as of May __, 1999 (the "Asset Purchase Agreement") among GECC, the other Sellers named therein and AFT and the other Purchasers. All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Asset Purchase Agreement. To induce the Purchasers to acquire the Aircraft under the Asset Purchase Agreement and to pay the purchase price thereof on the Initial Closing Date in advance of the Delivery of the Aircraft and to otherwise perform their respective obligations thereunder, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, GECC is willing to execute and deliver this Guaranty to the Purchasers and accordingly GECC does hereby agree as follows:

            Section 1. Guaranty by GECC. (a) From and after the date hereof, GECC hereby irrevocably and unconditionally guarantees to the Purchasers the payment and performance in full when due of each of the obligations of each of the Sellers under the Asset Purchase Agreement and each Bill of Sale, Acknowledgment of Delivery, Lease Novation and/or Assignment of Lease delivered pursuant thereto (collectively, the "Guaranteed Obligations"), in each case after any applicable grace periods or notice requirements, according to the terms of the Asset Purchase Agreement; provided, however, that with respect to any payment obligation of any Seller thereunder, GECC shall not be liable to make any such payment until 15 Business Days (as used herein, a "Business Day" shall refer to a day other than a Saturday or a Sunday on which commercial banks are open for business in New York City) following receipt by GECC of a written demand for payment from AFT. GECC hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of (i) the validity, regularity or enforceability of the Asset Purchase Agreement, any other Operative Document or any other agreement or instrument referred to herein or therein, any change therein or amendment thereto, the absence of any action to enforce the same, any waiver or consent by the Purchasers with respect to any provision thereof, the recovery of any judgment against any of the Sellers or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge or defense of a surety or guarantor and (ii) any difference between the law selected as the governing law of the Asset Purchase Agreement or the other Operative Documents and the law selected as the governing law of this Guaranty; provided, however, that nothing contained herein shall be construed to be a waiver by GECC of the foregoing demand for payment. GECC covenants that this Guaranty will not be discharged except by complete and final performance of the Guaranteed Obligations.

            (b) GECC shall be subrogated to all rights of the Purchasers in respect of any amounts paid by GECC pursuant to the provisions of this Guaranty; provided, however, that

GECC shall be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation only after all of the Guaranteed Obligations have been finally paid in full.

            (c) This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Purchaser upon the insolvency, bankruptcy or reorganization of any Seller or otherwise, all as though such payment had not been made.

            Section 2.1. Notices. All notices to GECC under this Guaranty and copies of all notices to the Sellers under the Asset Purchase Agreement shall, until GECC furnishes written notice to the contrary, be in writing and mailed, faxed or delivered to GECC at 260 High Ridge Road, Stamford, Connecticut 06927-9400, and directed to the attention of the Senior Vice President-Corporate Treasury and Global Funding Operation of GE Capital (facsimile no. (203) 357-4975).

            Section 2.2. Governing Law. This Guaranty shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, United States of America.

            Section 2.3. Interpretation. The headings of the sections and other subdivisions of this Guaranty are inserted for convenience only and shall not be deemed to constitute a part hereof.

            Section 2.4. Attorney's Cost. GECC agrees to pay all reasonable attorney's fees and disbursements and all other reasonable and actual costs and expenses which may be incurred by the Purchasers in the enforcement of this Guaranty.

            Section 2.5 Currency of Payment. Any payment to be made by GECC shall be made in the same currency as designated for payment in the Asset Purchase Agreement and such designation of the currency of payment is of the essence.

            Section 2.6 No Set-Off. By acceptance of this Guaranty, AFT and each of the other Purchasers shall be deemed to have waived any right to set-off, combine, consolidate or otherwise appropriate and apply (i) any assets of GE Capital at any time held by any Purchaser or (ii) any indebtedness or other liabilities at any time owing by any Purchaser to GECC, as the case may be, against, or on account of, any obligations or liabilities owed by GECC to the Purchasers under this Guaranty.

                                          GENERAL ELECTRIC CAPITAL
                                                CORPORATION


                                          By:__________________________
                                               Senior Vice President
                                               Corporate Treasury and
                                               Global Funding Operation

                          ACKNOWLEDGMENT AND AGREEMENT

AFT for and on behalf of itself and each of the Purchasers does hereby acknowledge and consent to the provisions of the foregoing Guaranty.

                                          Aircraft Finance Trust


                                          By:__________________________
                                               Title:


                                       3